The Union Central Life Insurance Company
                             ("Union Central Life")

                                Carillon Account
                              ("Separate Account")

                                 Supplement to:
                                Advantage VA III
      Prospectus and Statement of Additional Information dated May 1, 2012

                          Supplement Dated May 2, 2012


On May 2, 2012, the members of UNIFI(R) Mutual Holding Company ("UNIFI(R)") approved an amendment to change the company's name to "Ameritas Mutual Holding Company." Therefore, all references to UNIFI(R) Mutual Holding Company in your prospectus and Statement of Additional Information are changed to Ameritas Mutual Holding Company. The short cite for the new company name is "Ameritas;" therefore, all references to UNIFI(R) are changed to Ameritas.


All other provisions of your Policy remain as stated in your Policy, prospectus, and Statement of Additional Information.


       Please retain this supplement with the current prospectus for your variable policy issued by The Union Central Life Insurance Company.

 If you do not have a current prospectus, please contact Union Central Life at
                                1-800-319-6902.